Exhibit 99.2

DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF OPERATIONS (PRELIMINARY/UNAUDITED)
(in Millions, Except per Share Amounts)

	3 Months - June			6 Months - June
	2004	2003	% Change	2004	2003	% Change
Operating Revenues	$1,501	$1,600	-6%	$3,594	$3,695	-3%

Operating Expenses
Fuel, purchased power and gas	377	493	-24%	1,118	1,306	-14%
Operation and maintenance	851	792	7%	1,633	1,556	5%
Depreciation, depletion and amortization	179	180	-1%	346	377	-8%
Taxes other than income	60	87	-31%	145	184	-21%
Gains on sale of assets, net	(83)	(23)	n/m	(133)	(16)	n/m

	1,384	1,529	-9%	3,109	3,407	-9%

Operating Income	117	71	65%	485	288	68%

Other (Income) and Deductions
Interest expense	129	138	-7%	260	277	-6%
Interest income	(17)	(7)	143%	(27)	(15)	80%
Minority interest	(51)	(36)	42%	(81)	(52)	56%
Other income	(20)	(18)	11%	(37)	(31)	19%
Other expenses	23	18	28%	45	51	-12%

	64	95	-33%	160	230	-30%

Income Before Income Taxes	53	(24)	n/m	325	58	n/m
Income Tax Provision (Benefit)	18	13	38%	93	(13)	n/m

Income from Continuing Operations	35	(37)	n/m	232	71	n/m
Income (Loss) from Discontinued Operations	—	(2)	—	(7)	72	n/m
Cumulative Effect of Accounting Changes	—	—	—	—	(27)	—

Reported Net Income (Loss)	$35	$(39)	n/m	$225	$116	n/m

Basic Earnings (Loss) per Common Share
Income (Loss) from Continuing Operations	$0.20	$(0.22)		$1.35	$0.43
Discontinued Operations	—	(0.01)		(0.04)	0.43
Cumulative Effect of Accounting Changes	—	—		—	(0.17)

Total	$0.20	$(0.23)	n/m	$1.31	$0.69	n/m

Diluted Earnings (Loss) per Common Share
Income (Loss) from Continuing Operations	$0.20	$(0.22)		$1.35	$0.42
Discontinued Operations	—	(0.01)		(0.04)	0.43
Cumulative Effect of Accounting Changes	—	—		—	(0.16)

Total	$0.20	$(0.23)	n/m	$1.31	$0.69	n/m

Significant Items Impacting Comparability
Unusual Items
Pipeline Contract Modification/Termination	—	—	—	(0.28)	—	—
Tax credit driven normalization	0.03	0.64	—	0.06	0.90	—
Loss on Sale of Steam Heating Business	—	—	—	—	0.08	—
Contribution to DTE Energy Foundation	—	—	—	—	0.06	—
Disallowance of Gas Costs	—	—	—	—	0.10	—
Energy Trading Activities (EITF 98-10 flowback)	—	—	—	—	(0.09)	—
Discontinued Operations
Southern Missouri Gas Company	—	—	—	0.04	—	—
International Transmission Company	—	0.01	—	—	(0.43)	—
Cumulative Effect of Accounting Changes
Asset Retirement Obligations (FAS 143)	—	—	—	—	0.07	—
Energy Trading Activities (EITF 98-10 implementation)	—	—	—	—	0.09	—

Operating Earnings per Diluted Share	$0.23	$0.42	-45%	$1.13	$1.47	-23%

Average Common Shares
Basic	173	168	3%	172	167	3%
Diluted	174	168	4%	172	168	2%
Dividends Declared per Common Share	$0.515	$0.515	—	$1.03	$1.03	—

The Consolidated Statement of Operations (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, 10K and 10Q.

n/m — not meaningful

DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES
Earnings Variance Analysis (Preliminary/Unaudited)

Q2 2003 Reported Earnings per Share		($0.23)
Adjust for Q2 2003 Quarterly Effective Tax Rate Adjustment		0.64
Adjust for discontinued operations (ITC)		0.01

Q2 2003 Operating Earnings per Share		$0.42

Regulated Electric		(0.13)
Regulatory Assets	0.03
Weather	0.04
Choice Lost Margin	(0.12)
Net Interim Rate Relief Impact	0.06
Other Margin Changes	(0.05)
Pension/Health Care	(0.06)
Storm Costs	0.06
Other O&M Expenses	(0.09)
Regulated Gas		($0.17)
Weather	(0.02)
Other Margin Changes	(0.03)
Pension/Health Care	(0.04)
Uncollectables	(0.03)
Other Costs	(0.05)
Non-Regulated		(0.02)
Synfuels	(0.08)
Power Generation	(0.11)
Other Energy Resources Non-Regulated	0.10
Technology Investments (Primarily Plug Power)	0.09
DTE Energy Technologies	(0.02)
Holding Company & Share Dilution		0.13

Q2 2004 Operating Earnings per Share		$0.23

Effective tax rate adjustment		(0.03)
Q2 2004 Reported Earnings per Share		$0.20

Net Income Summary
(Preliminary/Unaudited)

(in millions, except per share amounts)	Reported		Operating	Operating
	Q2 2004	Adjustments	Q2 2004	Q2 2003	Variance
Energy Resources
Regulated — Power Generation	$1	$—	$1	$46	$(45)
Non-Regulated
Energy Services
Coal Based Fuels
Synfuels	56	—	56	70	(14)
Coke Batteries	—	—	—	(8)	8
On Site Energy Projects	9	—	9	2	7
Merchant Generation	(4)	—	(4)	16	(20)
Coal Services	2	—	2	3	(1)
Biomass Energy	1	—	1	1	—
Energy Trading & CoEnergy Portfolio	(7)	—	(7)	(15)	8
Energy Resources Overheads	(8)	—	(8)	(7)	(1)

Total Energy Resources Non-Regulated	$49	$—	49	$62	$(13)

Total Energy Resources	$50	$—	50	$108	$(58)

Energy Distribution
Regulated — Power Distribution	7	$—	7	$(16)	$23
Non Regulated (Energy Technologies)	(8)	—	(8)	(5)	(3)

Total Energy Distribution	$(1)	$—	(1)	$(21)	$20

Energy Gas
Regulated	(38)	$—	(38)	$(8)	$(30)
Non-Regulated	5	—	5	6	(1)

Total Energy Gas	$(33)	$—	(33)	$(2)	$(31)

Holding Company & Other
DTE Energy Ventures	$10		10	$(5)	$15
Other	9	4 A	13	(10)	23

Total Holding Company & Other	$19	4	$23	$(15)	$38

Total Net Income	35	$4	$39	$70	$(31)

Total Diluted EPS	$0.20	$0.03	$0.23	$0.42	$(0.19)

Average Diluted Shares Outstanding	174	174	174	168

Key:

A -Quarterly Effective Tax Rate Adjustment $4M

DTE ENERGY COMPANY
CONSOLIDATED STATEMENT OF FINANCIAL POSITION (PRELIMINARY/UNAUDITED)
(in Millions)

	June 30	Dec. 31	Percent
ASSETS	2004	2003	Change
Current Assets
Cash and cash equivalents	$75	$54	39%
Restricted cash	121	131	-8%
Accounts receivable
Customer (less allow. for doubtful accounts of $129 and $99)	859	877	-2%
Accrued unbilled revenues	212	316	-33%
Other	464	338	37%
Inventories
Fuel and gas	390	467	-16%
Materials and supplies	161	162	-1%
Assets from risk management and trading activities	238	186	28%
Other	207	181	14%

	2,727	2,712	1%

Investments
Nuclear decommissioning trust funds	544	518	5%
Other	574	601	-4%

	1,118	1,119	—

Property
Property, plant and equipment	17,966	17,679	2%
Less accumulated depreciation and depletion	(7,590)	(7,355)	3%

	10,376	10,324	1%

Other Assets
Goodwill	2,063	2,067	—
Regulatory assets	2,109	2,063	2%
Securitized regulatory assets	1,484	1,527	-3%
Notes receivable	552	469	18%
Assets from risk management and trading activities	196	88	123%
Prepaid pension assets	182	181	1%
Other	204	203	1%

	6,790	6,598	3%

Total Assets	$21,011	$20,753	1%

LIABILITIES AND	June 30	Dec. 31	Percent
SHAREHOLDERS’ EQUITY	2004	2003	Change
Current Liabilities
Accounts payable	$701	$625	12%
Accrued interest	106	110	-4%
Dividends payable	90	87	3%
Accrued payroll	43	51	-16%
Income taxes	—	185	—
Short-term borrowings	490	370	32%
Current portion long-term debt, including capital leases	340	477	-29%
Liabilities from risk management and trading activities	387	326	19%
Other	610	593	3%

	2,767	2,824	-2%

Other Liabilities
Deferred income taxes	1,093	988	11%
Regulatory liabilities	816	817	—
Asset retirement obligations	892	866	3%
Unamortized investment tax credit	150	156	-4%
Liab. from risk mgmt. and trading activities	306	173	77%
Liab. from transportation and storage contracts	407	495	-18%
Accrued pension liability	216	345	-37%
Deferred gains from asset sales	412	311	32%
Minority interest	145	156	-7%
Nuclear decommissioning	70	67	4%
Other	589	599	-2%

	5,096	4,973	2%

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,672	5,624	1%
Securitization bonds	1,446	1,496	-3%
Equity-linked securities	181	185	-2%
Trust preferred-linked securities	289	289	—
Capital lease obligations	71	75	-5%

	7,659	7,669	—

Contingencies
Shareholders’ Equity
Common stock	3,300	3,109	6%
Retained earnings	2,356	2,308	2%
Accumulated other comprehensive loss	(167)	(130)	-28%

	5,489	5,287	4%

Total Liabilities and Shareholders’ Equity	$21,011	$20,753	1%

The Consolidated Statement of Financial Position (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

DTE ENERGY COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS (PRELIMINARY/UNAUDITED)

	6 Months - June
	2004	2003
(in Millions)
Operating Activities
Net Income	$225	$116
Adjustments to reconcile net income to net cash from
operating activities:
Depreciation, depletion, and amortization	346	381
Deferred income taxes	112	61
Gain on sale of interests in synfuel projects	(106)	(33)
Gain on sale of ITC and other assets, net	(24)	(118)
Partners’ share of synfuel project losses	(87)	(38)
Contributions from synfuel partners	36	29
Cumulative effect of accounting changes	—	27
Changes in assets and liabilities, exclusive of changes
shown separately	17	(97)

Net cash from operating activities	$519	$328

Investing Activities
Plant and equipment expenditures — regulated	(363)	(356)
Plant and equipment expenditures — non-regulated	(33)	(44)
Investment in joint ventures	(36)	(4)
Proceeds from sale of interests in synfuel projects	88	43
Proceeds from sale of ITC and other assets	59	604
Restricted cash for debt redemptions	10	110
Other investments	(38)	(49)

Net cash from (used for) investing activities	$(313)	$304

Financing Activities
Issuance of long-term debt	418	480
Redemption of long-term debt	(565)	(800)
Short-term borrowings, net	120	(184)
Issuance of common stock	21	21
Dividends on common stock	(176)	(173)
Other	(3)	(6)

Net cash used for financing activities	$(185)	$(662)

Net Increase (Decrease) in Cash and Cash Equivalents	21	(30)
Cash and Cash Equivalents at Beginning of the Period	54	133

Cash and Cash Equivalents at End of the Period	$75	$103

The Detroit Edison Company
Consolidated Statement of Operations (Preliminary/Unaudited)
(in Millions)

	3 Months - June			6 Months - June
	2004	2003	% Change	2004	2003	% Change
Operating Revenues	$835	$870	-4%	$1,721	$1,807	-5%

Operating Expenses
Fuel and purchased power	200	226	-12%	416	474	-12%
Operation and maintenance	359	343	5%	702	709	-1%
Depreciation and amortization	122	124	-2%	236	259	-9%
Taxes other than income	62	65	-5%	130	137	-5%

	743	758	-2%	1,484	1,579	-6%

Operating Income	92	112	-18%	237	228	4%

Other (Income) and Deductions
Interest expense	71	71	—	143	146	-2%
Other income	(15)	(22)	-32%	(30)	(33)	-9%
Other expense	23	17	35%	45	37	22%

	79	66	20%	158	150	5%

Income Before Income Taxes	13	46	-72%	79	78	1%
Income Tax Provision	5	16	-69%	27	27	—

Income Before Accounting Change	8	30	-73%	52	51	2%
Cumulative Effect of Accounting Change	—	—	—	—	(6)	—

Reported Earnings	$8	$30	-73%	$52	$45	16%

Cumulative Effect of Accounting Changes
Asset Retirement Obligations (FAS 143)	—	—	—	—	6	—
Unusual Items
Loss on Sale of Steam Heating Business	—	—	—	—	14	—

Operating Earnings	$8	$30	-73%	$52	$65	-20%

The Consolidated Statement of Operations (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and Form 10Q.

n/m — not meaningful

Michigan Consolidated Gas Company
Consolidated Statement of Operations (Preliminary/Unaudited)
 (in Millions)

	3 Months - June			6 Months - June
	2004	2003	% Change	2004	2003	% Change
Operating Revenues	$271	$284	-5%	$986	$936	5%

Operating Expenses
Cost of gas	161	160	1%	649	581	12%
Operation and maintenance	108	83	30%	203	161	26%
Depreciation, depletion and amortization	26	28	-7%	53	53	—
Taxes other than income	13	13	—	25	30	-17%
Property write-down	—	5	—	—	5	—

	308	289	7%	930	830	12%

Operating Income (Loss)	(37)	(5)	—	56	106	-47%

Other (Income) and Deductions
Interest expense	13	14	-7%	27	29	-7%
Interest income	(3)	(3)	—	(5)	(6)	-17%
Other	—	(1)	—	1	(2)	-150%

	10	10	—	23	21	10%

Income (Loss) Before Income Taxes	(47)	(15)	-213%	33	85	-61%
Income Tax Provision (Benefit)	(10)	(4)	-150%	—	21	—

Reported Earnings (Loss) (A)	(37)	(11)	-236%	33	64	-48%

Operating Earnings	$(37)	$(11)	-236%	$33	$64	-48%

The Consolidated Statement of Operations (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and Form 10Q.

(A) Excludes $26 million ($17 million after-tax) of 2002 gas disallowance costs that were previously reflected in 2003 earnings. 2002 earnings have been restated to account for these gas disallowance costs.

n/m — not meaningful

DTE Energy Debt/Equity Calculation
As of June 30, 2004
($ millions)

short-term borrowings	$490
current portion LTD + cap leases	340
long-term debt	5,672
securitization bonds	1,446
capital leases	71
less QUIDS	(385)
less MichCon short-term debt	—
less securitization debt, including current portion	(1,539)

Total debt	$6,095
Trust preferred	$289
QUIDS	385
Mandatory convertible	181

Total preferred/other	$855
Equity	$5,489

Total cap	$12,439

Debt	49.0%
Preferred stock	6.9%
Common shareholders’ equity	44.1%
Total	100.0%

Sales Analysis

Electric Sales - Detroit Edison Service Area (000’s of GWh)				Electric Revenue - Detroit Edison Service Area ($000s)
	Q2 2004	Q2 2003	% Change		Q2 2004	Q2 2003	% Change
Residential	3,473	3,243	7.1%	Residential	309,485	287,350	7.7%
Commercial	3,049	3,962	-23.0%	Commercial	257,378	329,040	-21.8%
Industrial	2,810	3,134	-10.4%	Industrial	135,628	164,043	-17.3%
Other	656	639	2.6%	Other	30,531	28,634	6.6%

TOTAL SYSTEM	9,987	10,978	-9.0%	TOTAL SYSTEM	733,022	809,067	-9.4%
Interconnection Sales	1026	619		Interconnection Sales	39,614	27,298
Choice Sales*	2,480	1,844	34.5%	Choice Sales*	46,937	8,643,778	-99.5%

TOTAL SALES	13,493	13,440	0.4%	TOTAL SALES	819,572	9,480,143	-91.4%

* Includes Dearborn Industrial Group sales				* Includes Dearborn Industrial Group sales

Gas Sales - MichCon				Gas Revenue - MichCon
	Q2 2004	Q2 2003	% Change		Q2 2004	Q2 2003	% Change
Residential	17,721,665	24,713,839	-28.3%	Residential	146,783,207	168,597,970	-12.9%
Commercial	5,666,174	6,647,296	-14.8%	Commercial	44,811,717	46,225,700	-3.1%
Industrial	(947,171)	238,568	-497.0%	Industrial	(6,674,363)	1,550,787	-530.4%

	22,440,668	31,599,703	-29.0%		184,920,561	216,374,457	-14.5%
End User Transportation*	29,160,337	25,578,325	14.0%	End User Transportation*	25,135,891	27,947,928	-10.1%

TOTAL SALES	51,601,005	57,178,028	-9.8%	TOTAL SALES	210,056,452	244,322,385	-14.0%

* Includes choice customers				* Includes choice customers

Weather

Cooling Degree Days				Heating Degree Days
	Q1 2004	Q1 2003	% Change		Q2 2004	Q2 2003	% Change
Actuals	171	114	50%	Actuals	766	909	-16%
Normal	193	193	n/m	Normal	888	882

Deviation from normal	-11.4%	-40.9%		Deviation from normal	-13.7%	3.1%